Exhibit 21.1

SYSCO CORPORATION

DIRECT AND INDIRECT SUBSIDIARIES

(As of August 22, 2012)

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION

A.M. Briggs, Inc.	Delaware

Baugh North Central Cooperative, Inc.	Delaware

Buckhead Beef Company	Delaware

Contract Administrative Services, Inc.	Delaware

Economy Foods, Inc.	California

Enclave Properties, LLC	Delaware

European Imports, Inc.	Delaware

Focus Foodservice, LLC	Michigan

Freedman Food Service of Dallas, Inc.	Texas

Freedman Food Service of Denver, Inc.	Delaware

Freedman Food Service of San Antonio, LP	Texas

Freedman Food Service, Inc.	Texas

Freedman Meats, Inc.	Delaware

Freedman-KB, Inc.	Delaware

FreshPoint Arizona, Inc.	Delaware

FreshPoint Atlanta, Inc.	Georgia

FreshPoint California, Inc.	Delaware

FreshPoint Central California, Inc.	Delaware

FreshPoint Central Florida, Inc.	Florida

FreshPoint Connecticut, LLC	Delaware

FreshPoint Dallas, Inc.	Delaware

FreshPoint Denver, Inc.	Colorado

FreshPoint Il Paese, Inc.	Texas

FreshPoint Las Vegas, Inc.	Delaware

FreshPoint Nashville, Inc.	Tennessee

FreshPoint North Florida, Inc.	Florida

FreshPoint Oklahoma City, LLC	Delaware

FreshPoint Pompano Real Estate, LLC	Delaware

FreshPoint Puerto Rico, LLC	Puerto Rico

FreshPoint San Francisco, Inc.	California

FreshPoint South Florida, Inc.	Florida

FreshPoint South Texas, LP	Delaware

FreshPoint Southern California, Inc.	California

FreshPoint Tomato, LLC	Delaware

FreshPoint Vancouver, Ltd.	Canada

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION

FreshPoint, Inc.	Delaware

Fulton Provision Co.	Delaware

Goldberg and Solovy Foods, Inc.	California

Guest Packaging, LLC	Delaware

Guest Supply Asia, Limited	Hong Kong

HS Ventures, LLC	Delaware

Malcolm Meats Company	Delaware

Pallas Foods	Ireland

SFS Canada I, LP	Canada

SFS Canada II, LP	Canada

SFS GP I, Inc.	Canada

SFS GP II, Inc.	Canada

Shenzhen Guest Supply Trading Co., Limited	Hong Kong

Specialty Meat Holdings, LLC	Delaware

Statewide Meats and Poultry, Inc.	Connecticut

Sysco Albany, LLC	Delaware

Sysco Arizona Leasing, Inc.	Delaware

Sysco Arizona, Inc.	Delaware

Sysco Asian Foods, Inc.	Delaware

Sysco Atlanta, LLC	Delaware

Sysco Baltimore, LLC	Delaware

Sysco Baraboo, LLC	Delaware

Sysco Boston, LLC	Delaware

Sysco Canada, Company	Nova Scotia

Sysco Canada, Inc.	Canada

Sysco Central Alabama, Inc.	Delaware

Sysco Central California, Inc.	California

Sysco Central Florida, Inc.	Delaware

Sysco Central Illinois, Inc.	Delaware

Sysco Central Ontario, Inc.	Ontario

Sysco Central Pennsylvania, LLC	Delaware

Sysco Central Texas, Inc.	Delaware

Sysco Charlotte, LLC	Delaware

Sysco Chicago, Inc.	Delaware

Sysco Cincinnati, LLC	Delaware

Sysco Cleveland, Inc.	Delaware

Sysco Columbia, LLC	Delaware

Sysco Connecticut, LLC	Delaware

Sysco Corporation	Delaware

Sysco Denver, Inc.	Colorado

Sysco Detroit, LLC	Delaware

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION

Sysco Disaster Relief Foundation, Inc.	Texas

Sysco Eastern Maryland, LLC	Delaware

Sysco Eastern Wisconsin, LLC	Delaware

Sysco Foundation, Inc.	Texas

Sysco George Town Limited	Cayman Islands

Sysco Global Holdings, B.V.	Netherlands

Sysco Global Resources, LLC	Delaware

Sysco Global Services, LLC	Delaware

Sysco Grand Cayman Company	Cayman Islands

Sysco Grand Rapids, LLC	Delaware

Sysco Guest Supply Canada Inc.	Canada

Sysco Guest Supply Europe Limited	United Kingdom

Sysco Guest Supply, LLC	Delaware

Sysco Gulf Coast, Inc.	Delaware

Sysco Hampton Roads, Inc.	Delaware

Sysco Holdings Limited	New Brunswick

Sysco Holdings of B.C., Inc.	Canada

Sysco Holdings of Kelowna, Inc.	Canada

Sysco Holdings, LLC	Delaware

Sysco Houston, Inc.	Delaware

Sysco Idaho, Inc.	Idaho

Sysco Indianapolis, LLC	Delaware

Sysco Intermountain, Inc.	Delaware

Sysco International Food Group, Inc.	Florida

Sysco International, ULC	Nova Scotia

Sysco Iowa, Inc.	Delaware

Sysco Jackson, LLC	Delaware

Sysco Jacksonville, Inc.	Delaware

Sysco Kansas City, Inc.	Missouri

Sysco Kelowna, Ltd.	New Brunswick

Sysco Knoxville, LLC	Delaware

Sysco Las Vegas, Inc.	Delaware

Sysco Leasing, LLC	Delaware

Sysco Lincoln Transportation Company, Inc.	Nebraska

Sysco Lincoln, Inc.	Nebraska

Sysco Long Island, LLC	Delaware

Sysco Los Angeles, Inc.	Delaware

Sysco Louisiana Seafood, LLC	Delaware

Sysco Louisville, Inc.	Delaware

Sysco Memphis, LLC	Delaware

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION

Sysco Merchandising and Supply Chain Services, Inc.	Delaware

Sysco Metro New York, LLC	Delaware

Sysco Minnesota, Inc.	Delaware

Sysco Montana, Inc.	Delaware

Sysco Nashville, LLC	Delaware

Sysco Netherlands Partners, LLC	Delaware

Sysco New Mexico, LLC	Delaware

Sysco New Orleans, LLC	Delaware

Sysco Newport Meat Company	Delaware

Sysco North Central Florida, Inc.	Delaware

Sysco North Dakota, Inc.	Delaware

Sysco Northern New England, Inc.	Maine

Sysco Philadelphia, LLC	Delaware

Sysco Pittsburgh, LLC	Delaware

Sysco Portland, Inc.	Delaware

Sysco Raleigh, LLC	Delaware

Sysco Resources Midwest, Inc.	Delaware

Sysco Resources Northeast, Inc.	Delaware

Sysco Resources Services, LLC	Delaware

Sysco Resources Southeast, Inc.	Delaware

Sysco Resources Southwest, Inc.	Delaware

Sysco Resources West, Inc.	Delaware

Sysco Resources, Inc.	Delaware

Sysco Riverside, Inc.	Delaware

Sysco Sacramento, Inc.	Delaware

Sysco San Diego, Inc.	Delaware

Sysco San Francisco, Inc.	California

Sysco Seattle, Inc.	Delaware

Sysco Services LLC	Delaware

Sysco South Florida, Inc.	Delaware

Sysco Southeast Florida, LLC	Delaware

Sysco Spokane, Inc.	Delaware

Sysco St. Louis, LLC	Delaware

Sysco Syracuse, LLC	Delaware

Sysco USA I, Inc.	Delaware

Sysco USA II, LLC	Delaware

Sysco Ventura, Inc.	Delaware

Sysco Ventures, Inc.	Delaware

Sysco Victoria, Inc.	Canada

Sysco Virginia, LLC	Delaware

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION

Sysco West Coast Florida, Inc.	Delaware

Sysco-Desert Meats Company, Inc.	Delaware

SYY Netherlands C.V.	Netherlands

The SYGMA Network, Inc.	Delaware

Walker Foods, Inc.	New York